EXHIBIT 10.116

                               AMENDMENT NO. 1 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     This Amendment No. 1 to Limited Partnership Agreement of Glimcher Properties Limited Partnership dated as of November 1, 1994 (the "Agreement"), by and among Glimcher Properties Corporation (the "General Partner"), a Delaware corporation, Glimcher Realty Trust (the "Trust"), a Maryland real estate investment trust, and the Persons whose names are set forth on Exhibit A hereto (together with the Trust, the "Limited Partners") (the General Partner and the Limited Partners being each a "Partner" and collectively, the "Partners).

     WHEREAS, Glimcher Properties Limited Partnership (the "Partnership") was duly organized on September 9, 1993 under the Delaware Revised Limited Partnership Act; and

     WHEREAS, the parties hereto entered into the Limited Partnership Agreement of the Partnership dated as of November 30, 1993 (the "Partnership Agreement"); and

     WHEREAS, the Partners desire to amend the Partnership Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of whish are hereby acknowledged, the Partners agree as follows:

     1. Definitions. Defined terms not defined herein shall have the meaning given to them in the Partnership Agreement.

     2. Section 6.3 (c) of the Partnership Agreement is hereby amended to read as follows:

          "(c) If the Trust has a distribution reinvestment program, each Limited Partner shall have the right to reinvest any or all the cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as each such Limited Partner elects) of such distributions contributed to the Partnership as additional Capital Contributions, and in such event the Partnership shall issue to each such Limited Partner additional OP Units pursuant to Section 6.4(a) hereof or alternatively, in the sole discretion of the Partnership and the Trust, each Limited Partner shall have the right to reinvest any or all cash distributions payable to it from time to time pursuant to this Agreement by having some or all (as each such Limited Partner elects) of such distributions, contributed to the Trust and in such event the Trust shall issue Common Shares to such limited Partner. In the event distributions are contributed to the Partnership as additional Capital Contributions, the General

Partner shall create and administer a reinvestment program to effect the foregoing in substantial conformance with any distribution reinvestment program available to holders of the "Common Shares".

     3. No Modifications. Except as herein provided the Partnership Agreement shall remain in full force and effect without amendment or modification.

     4. Counterparts. For the convenience of the Partners, any number of counterparts hereof may be executed, and each such counterpart shall be deemed to be an original instrument, and all of which taken together shall constitute one agreement.

     5. Governing Law. This Agreement shall be governed by the laws of the State of Delaware, without regard to the principles of conflicts of law. Except to the extent the Act is inconsistent with the provisions of this Agreement, the provisions of such Act shall apply to the Partnership.

     6. Other Instruments. The partners hereto covenant and agree that they will execute such other and further instruments and documents as, in the opinion of the General Partner, are or may become necessary or desirable to effectuate and carry out this Agreement.

     7. Legal Construction. In case any one or more of the provisions contained in this Agreement shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

     8. Gender. Whenever the context shall so require, all words herein in any gender shall be deemed to include the masculine, feminine or neuter gender, all singular words shall include the plural, and all plural words shall include the singular.

     9. Prior Agreements Superseded. This Agreement supersedes any prior understandings or written or oral agreements amongst the Partners, or any of them, respecting the within subject matter and contains the entire understanding amongst the Partners with respect to thereto.

     10. No Third Party Beneficiary. The terms and provisions of this Agreement are for the exclusive use and benefit of the General Partner and the Limited Partners and shall not inure to the benefit of any other Person.

     IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written by the general Partner and the Limited Partners.


                                GENERAL PARTNER:
                                ----------------

                                GLIMCHER PROPERTIES CORPORATION

                                By: Fred A. Zantello
                                    ---------------------------------
                                    Title: Executive Vice President


                                LIMITED PARTNERS:
                                ----------------

                                GLIMCHER REALTY TRUST, a Maryland


                                By: Fred A. Zantello
                                    ---------------------------------
                                    Title: Executive Vice President


                                (See Counterpart Execution Pages)

                                 ACKNOWLEDGEMENT


STATE OF OHIO       )
                    :  SS.:
COUNTY OF FRANKLIN  )


     On the 7th day of December, 1994, before me personally appeared Fred A. Zantello, to me personally known, who, being by me duly sworn, did say that he resides at 2498 Sherwood Road, Columbus, Ohio 43209; that he is Executive Vice President of GLIMCHER PROPERTIES CORPORATION, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.



                                          --------------------------
                                                Notary Public



STATE OF OHIO       )
                    :  SS.:
COUNTY OF FRANKLIN  )


     On the 7th day of December, 1994, before me personally came Fred A. Zantello, to me known to be the individual described in and who executed the foregoing Amendment No. 1 to Glimcher Properties Limited Partnership Agreement of Limited Partnership as Trustee of Glimcher Realty Trust and acknowledged to me that he executed the same.


                                          --------------------------
                                                Notary Public

                          COUNTERPART EXECUTION PAGE OF
                      LIMITED PARTNER TO AMENDMENT NO. 1 TO
                     GLIMCHER PROPERTIES LIMITED PARTNERSHIP
                          LIMITED PARTNERSHIP AGREEMENT


     The undersigned, by executing this page, agrees to all of the terms, provisions and conditions of Amendment No. 1 to Glimcher Properties Limited Partnership Limited Partnership Agreement dated as of November 1, 1994, and agrees to be bound thereby.


                                       --------------------------------
                                                   Signature

                                       Name:
                                       Address:
                                       Dated:                  , 1994
                                             -----------------

[FOR INDIVIDUAL, PARTNERSHIP OR TRUST]


STATE OF         )
                 : ss.:
COUNTY OF        )

     On this ___ day of ____________, 1994, before me personally appeared ________________________, to me known and known to me to be the person described in, and who executed the foregoing instrument and acknowledged to me he/she executed the same.



                                       --------------------------------
                                                 Notary Public
[FOR CORPORATION]

STATE OF          )
                  : SS.:
COUNTY OF         )

     On this ___ day of ________________, 1994, before me personally appeared ____________________, to me personally known, who, being by me duly sworn, did say that he resides at______________________________; that he is the
________________ of ________________________, the corporation described in and which executed the foregoing instrument; that he knows the seal of said corporation; that the seal affixed to such instrument is such corporate seal; that it was so affixed by order of the board of directors of said corporation, and that he signed his name thereto by like order.


                                       --------------------------------
                                                 Notary Public